Companion Life Insurance Company

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

Statutory Financial Statements as of December 31, 2025 and 2024, and for the Years Ended December 31, 2025, 2024, and 2023, Supplemental Schedules as of and for the Year Ended December 31, 2025, and Independent Auditor’s Report

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

Page

INDEPENDENT AUDITOR’S REPORT	1 - 3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2025 AND 2024 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023:

Statements of Admitted Assets, Liabilities, and Surplus	4

Statements of Operations	5

Statements of Changes in Surplus	6

Statements of Cash Flows	7 - 8

Notes to Statutory Financial Statements	9 - 41

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025:

Supplemental Schedule of Selected Financial Data	43 - 47

Supplemental Summary Investment Schedule	48 - 49

Supplemental Investment Risks Interrogatories	50 - 56

Deloitte & Touche LLP 1100 Capitol Ave., Suite 300 Omaha, NE 68102-1113 USA Tel: 1-402-346-7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

Companion Life Insurance Company

Hauppauge, New York

Opinions

We have audited the statutory financial statements of Companion Life Insurance Company (the “Company”) (a wholly owned subsidiary of United of Omaha Life Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risk interrogatories as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory financial statements. These schedules are the responsibility of Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory financial statements as a whole.

April 1, 2026

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2025 AND 2024

	2025	2024
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$1,155,505,721	$1,125,797,551
Mortgage loans	31,027,411	35,737,667
Contract loans	40,288,480	38,962,871
Cash and cash equivalents	70,246,787	55,259,730
Other invested assets	15,557,419	11,777,300
Receivable for securities	80,175	155,580

Total cash and invested assets	1,312,705,993	1,267,690,699
INVESTMENT INCOME DUE AND ACCRUED	11,488,815	11,107,909
PREMIUMS DEFERRED AND UNCOLLECTED	12,742,191	12,213,366
NET DEFERRED TAX ASSETS	5,131,585	4,150,707
RECEIVABLES FROM PARENT AND AFFILIATES	3,182,046	1,909,005
REINSURANCE RECOVERABLE	7,996,216	6,756,532
ADMITTED DISALLOWED INTEREST MAINTENANCE RESERVE	6,194,441	4,381,711
OTHER ASSETS	2,082,357	2,461,093
SEPARATE ACCOUNT ASSETS	4,347,683	3,930,561

TOTAL ADMITTED ASSETS	$1,365,871,327	$1,314,601,583

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves:
Life insurance contracts and annuity reserves	$1,146,214,813	$1,108,437,147
Deposit—type contracts	6,350,664	6,159,132

Total policy reserves	1,152,565,477	1,114,596,279
Policy and contract claim reserves	1,926,391	1,639,661
Premiums received in advance	733,502	740,158
Asset valuation reserve	8,930,166	8,845,542
General expenses and taxes due or accrued	1,077,112	938,882
Other amounts payable on reinsurance	2,262,624	2,262,624
Funds held under reinsurance treaties	60,492,828	56,354,820
Payable to parent and affiliates	3,728,893	1,993,740
Commissions to agents due or accrued	1,389,265	1,658,028
Drafts outstanding	579,761	498,277
Other liabilities	4,759,161	5,132,460
Separate account liabilities	4,347,683	3,930,561

Total liabilities	1,242,792,863	1,198,591,032

SURPLUS:
Capital stock, $400 par value, 5,000 shares authorized, issued, and outstanding	2,000,000	2,000,000
Gross paid—in and contributed surplus	123,250,000	123,250,000
Special surplus and contingency reserves	13,655,163	10,760,741
Unassigned deficit	(15,826,699)	(20,000,190)

Total surplus	123,078,464	116,010,551

TOTAL LIABILITIES AND SURPLUS	$1,365,871,327	$1,314,601,583

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
Income:
Net premiums and annuity considerations	$114,923,438	$125,653,463	$135,892,372
Net investment income and amortization of IMR	55,142,542	51,959,150	46,457,330
Commissions and expense allowances on reinsurance ceded	7,415,856	6,914,590	5,977,324
Other income	29	319,123	502,769

Total income	177,481,865	184,846,326	188,829,795

Benefits and Expenses:
Policyholder benefits	89,304,839	78,341,900	80,638,052
Net change in reserves	36,831,826	43,037,214	71,206,845
Commissions	9,626,445	10,378,709	8,968,886
Operating expenses	26,325,035	22,203,854	26,943,920

Total benefits and expenses	162,088,145	153,961,677	187,757,703

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX (BENEFIT) AND NET REALIZED CAPITAL GAIN (LOSS) 15,393,720 30,884,649 1,072,092
FEDERAL INCOME TAX (BENEFIT)	4,444,287	5,566,455	2,904,838

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	10,949,433	25,318,194	(1,832,746)
NET REALIZED CAPITAL GAIN (LOSS)—Net of federal income tax (benefit) of $—, ($329,770), and ($875,057), and transfers to (from) the IMR of ($2,264,764), ($2,076,989), and ($3,360,584), respectively	(691,195)	(474,874)	(18,265)

NET INCOME (LOSS)	$10,258,238	$24,843,320	$(1,851,011)

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
CAPITAL STOCK	$2,000,000	$2,000,000	$2,000,000

GROSS PAID—IN AND CONTRIBUTED SURPLUS:
Balance—beginning of year	123,250,000	123,250,000	111,650,000
Capital contribution	—	—	11,600,000

Balance—end of year	123,250,000	123,250,000	123,250,000

SPECIAL SURPLUS AND CONTINGENCY RESERVE:
Balance—beginning of year	10,760,741	8,992,757	5,838,136
Admitted disallowed interest maintenance reserve	1,812,729	1,717,432	2,664,279
Increase in group contingency life reserve	1,081,693	50,552	490,342

Balance—end of year	13,655,163	10,760,741	8,992,757

UNASSIGNED SURPLUS (DEFICIT):
Balance—beginning of year	(20,000,190)	(49,179,701)	(39,214,419)
Net income (loss)	10,258,238	24,843,320	(1,851,011)
Change in:
Net deferred income tax	2,678,795	(2,143,415)	3,596,885
Nonadmitted assets	(3,645,161)	1,366,292	(4,803,060)
Reserve on account of change in valuation basis	1,476,441	7,317,845	(2,582,411)
Asset valuation reserve	(84,624)	(441,132)	(851,746)
Contingency reserves	(1,081,693)	(50,552)	(490,342)
Admitted disallowed interest maintenance reserve	(1,812,729)	(1,717,432)	(2,664,279)
Prior year adjustments	(3,614,504)	—	(300,000)
Other	(1,272)	4,585	(19,318)

Balance—end of year	(15,826,699)	(20,000,190)	(49,179,701)

TOTAL SURPLUS	$123,078,464	$116,010,551	$85,063,056

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$159,277,817	$169,827,387	$173,719,114
Net investment income	54,496,432	51,290,333	46,495,653
Miscellaneous income (loss)	182,382	506,483	770,293
Policyholder benefits	(127,401,690)	(108,271,839)	(112,861,937)
Net transfers from (to) separate accounts	—	37,710	(2,017)
Commissions and operating expenses	(32,087,130)	(30,528,182)	(31,525,589)
Federal income taxes recovered (paid) from parent	(4,347,186)	(3,247,707)	(3,498,944)

Net cash from (used for) operations	50,120,625	79,614,185	73,096,573

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	120,042,155	119,574,717	134,145,930
Stocks	—	1,423,700	—
Mortgage loans	4,710,256	3,634,001	3,655,952
Miscellaneous proceeds	75,405	188,650	9,621
Cost of investments acquired:
Bonds	(152,995,891)	(158,926,098)	(188,787,822)
Mortgage loans	—	—	(714,286)
Other invested assets	(2,764,302)	—	(2,607,800)
Miscellaneous applications	—	(62,276)	—
Net decrease (increase) in contract loans	(1,328,960)	(2,618,907)	(1,898,336)

Net cash from (used for) investments	(32,261,337)	(36,786,213)	(56,196,741)

CASH FROM (USED FOR) FINANCING:
Net increase (decrease) in deposit—type contracts	191,532	(2,946,617)	(517,846)
Capital contribution	—	11,600,000	—
Other cash provided (applied)	(3,063,763)	(271,177)	(25,283,237)

Net cash from (used for) financing	(2,872,231)	8,382,206	(25,801,083)

NET CHANGE IN CASH AND CASH EQUIVALENTS	14,987,057	51,210,178	(8,901,251)
CASH AND CASH EQUIVALENTS:
Beginning of year	55,259,730	4,049,552	12,950,803

End of year	$70,246,787	$55,259,730	$4,049,552

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

	2025	2024	2023
NON—CASH TRANSACTIONS:
Ceded premium settled through funds withheld	$46,538,008	$44,629,708	$41,714,813
Ceded benefits settled through funds withheld	$37,294,576	$30,264,145	$33,477,991
Ceded commissions settled through funds withheld	$7,077,045	$6,564,568	$5,928,068
Interest on funds withheld settled through funds withheld	$2,129,902	$1,714,629	$1,919,941
Reclass of bonds to other invested assets in accordance with revised bond definition	$998,655	$—	$—
Bond conversions disposed to bond conversions acquired	$913,998	$—	$1,566,395
Capital contribution through receivable from parent	$—	$—	$11,600,000

(Concluded)

See notes to statutory financial statements.

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United of Omaha Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2025 AND 2024 AND FOR THE YEARS ENDED DECEMBER 31, 2025, 2024, AND 2023

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Within this report, the following abbreviations are used for company and affiliate names, if applicable.

Legal Name	Abbreviation	Legal Name	Abbreviation
Companion Life Insurance Company	(“the Company”)	Mutual of Omaha Holdings, Inc.	(“Mutual of Omaha Holdings”)
Mutual of Omaha Insurance Company	(“Mutual of Omaha”)	Mutual of Omaha Structured Settlement Company	(“Mutual Structured Settlement”)
Omaha Insurance Company	(“Omaha Insurance”)	Cloverlay Sports Assets SPV L.P.	(“Cloverlay”)
Mutual of Omaha Marketing Corporation	(“MOMCO”)	Fulcrum Growth Partners III, L.L.C.	(“Fulcrum”)
Omaha Health Insurance Company	(“Omaha Health”)	Boston Financial Opportunity Zone Fund I LP	(“Boston Fund”)
Omaha Supplemental Insurance Company	(“Omaha Supplemental”)	East Campus Realty, LLC	(“East Campus”)
United of Omaha Life Insurance Company	(“United of Omaha”)	Turner Park North, LLC	(“Turner Park”)
Companion Life Insurance Company	(“Companion”)	MGG Rated Debt Feeder Fund LP	(“MGG Fund”)
Omaha Reinsurance Company	(“Omaha Re”)	MHEG OZ Fund 1, LP	(“MHEG Fund”)
Medicare Advantage Insurance Company of Omaha	(“Medicare Advantage Company”)	Mutual of Omaha Opportunities Fund, L.P.	(“MOOF Fund”)
United World Life Insurance Company	(“United World”)	Enrollment Alliance, LLC	(“Enrollment Alliance, LLC”)
Omaha Financial Holdings, Inc.	(“OFHI”)	Mutual DMLT Holdings, LLC	(“Mutual DMLT Trust”)
Mutual of Omaha Mortgage, Inc.	(“Mutual of Omaha Mortgage”)	United DMLT Holdings, LLC	(“United DMLT Trust”)
Mutual of Omaha Mortgage Servicing, Inc.	(“MMSI”)	Mutual of Omaha Investor Services, Inc.	(“Mutual of Omaha Investor Services”)
LCN NA Fund IV-D, LP	(“LCN”)	Mutual of Omaha Strategic Alliance, LLC	(“MOSAL”)
EMLT M1 LLC	(“EMLT M1”)	EMLT U1 LLC	(“EMLT U1”)
MOST Mortgage, LLC	(“MOST Mortgage”)	Endeavor Mortgage Loan Trust (U)	(“EMLT-U”)
Discovery Mortgage Loan Trust	(“DMLT Trust”)	Endeavor Mortgage Loan Trust (M)	(“EMLT-M”)

Nature of Operations—The Company is a life, accident and health insurance company, domiciled in the State of New York, and is a wholly owned subsidiary of United of Omaha. United of Omaha is a life, accident and health insurance company, domiciled in the State of Nebraska, and is a wholly owned subsidiary of Mutual of Omaha, a mutual life, accident and health insurance company, domiciled in the State of Nebraska.

The Company has insurance licenses to operate in three states in the United States (“U.S.”), which include New York, New Jersey, and Connecticut. Principal products and services provided include individual and group life insurance, annuities, and retirement plans. The Company also has an in force block of individual life insurance and annuities originally sold by agency and brokerage distributions.

The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation—The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The state of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Superintendent of the NYDFS has the right to permit other specific practices that may deviate from NAIC SAP. The Company utilizes the following permitted practice approved by the NYDFS and prescribed practices required by the NYDFS.

The NYDFS has granted the Company a permitted practice to calculate the reserves for individual life policies resulting from the exercise of conversion options issued in 2020 and thereafter on a pre New York Regulation 213 basis. This permitted practice did not have more than clearly inconsequential impact on the difference between New York basis and NAIC SAP.

The NYDFS adopted Statement of Statutory Accounting Principles (“SSAP”) No. 61, Life, Deposit-type and Accident and Health Reinsurance, with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of: 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the insurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement.

If applicable, the Company increases policy reserves in compliance with the NYDFS cash flow testing methodology requirements and prescribed conditions for universal life insurance policies with secondary guarantees as required per NYDFS Regulation 147 and Special Considerations Letter, which may require greater policy reserves than under NAIC SAP guidelines per SSAP No. 51, Life Contracts.

The following is a reconciliation of the Company’s net income (loss) and capital and surplus between the practices prescribed or permitted by the NYDFS and NAIC SAP as of and for the period ended December 31:

	SSAP No.	2025	2024	2023
Net income (loss), New York basis		$10,258,238	$24,843,320	$(1,851,011)
NYDFS Regulation 147 and Special Considerations Letter	51	(1,000,000)	(15,000,000)	5,200,000
New York Circular Letter 11	61	(2,342,387)	(449,384)	176,067

Net income (loss), NAIC SAP		$6,915,851	$9,393,936	$3,525,056

Total surplus, New York basis		$123,078,464	$116,010,551	$85,063,056
NYDFS Regulation 147 and Special Considerations Letter	51	—	1,000,000	16,000,000
New York Circular Letter 11	61	2,049,038	4,391,426	4,840,810

Total surplus, NAIC SAP		$125,127,502	$121,401,977	$105,903,866

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on asset-backed securities (“ABS”) if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI results in a direct write-down to the carrying amount on an NAIC SAP basis. A credit loss exists for GAAP if the present value of a security’s cash flows expected to be collected is less than its amortized cost basis amount, with the credit loss limited by the amount that the fair value of the security is less than amortized cost. A credit loss is recorded to an allowance for credit losses for GAAP.

c.

A mortgage loan is impaired for NAIC SAP when it is probable that an entity will be unable to collect all amounts as contractually due. Impairments are generally determined on an individual basis. For GAAP, a mortgage loan is stated at amortized cost less an allowance for credit losses to present the net amount expected to be collected over the contractual term of the loan. Collectibility is measured on a collective basis for assets with similar risk characteristics.

d.

For NAIC SAP, a debt restructuring is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments. The accounting for a TDR is at the fair value of assets received. For GAAP, recognition of losses from restructurings are captured within the allowance for credit losses and are not recognized separately.

e.

Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. Under GAAP, preferred stocks that are redeemable mandatorily or at the option of the holder are generally stated at their fair value with changes in fair value recognized in other comprehensive income in equity.

f.	Premiums deferred and uncollected are recorded as an asset under NAIC SAP, while under GAAP, premiums deferred and uncollected are offset against liability for future policy benefits.

g.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, these costs are deferred. Deferred acquisition costs for long-duration contracts are amortized to income on a constant level basis. Deferred acquisition costs for short-duration contracts are amortized to income in proportion to premium revenue recognized.

h.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

i.

NAIC SAP policy reserves for life insurance contracts and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net income (loss) from operations. GAAP policy reserves are based on the Company’s estimates of mortality, lapse, and interest assumptions. Changes in reserves resulting from mortality, morbidity, and lapse assumptions are included in the determination of net income (loss) from operations while changes in reserves resulting from changes in interest rate assumptions are included in other comprehensive income.

j.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.

k.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

l.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue, as defined under deposit accounting, is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

m.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves under NAIC SAP, while under GAAP, they are reported as an asset.

n.	Comprehensive income and its components are not presented on the statutory financial statements.

o.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

p.

Gains on economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to a third-party under NAIC SAP. While under GAAP, the transaction and any related gain is eliminated in consolidation.

Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, policy and contract claim reserves, income tax expense, adjustments for OTTI, and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed or permitted methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Actual mortality, lapse, and interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Reserves for policy and contract claims are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

Investments—Investments are reported according to valuation procedures prescribed by the NAIC.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

Premiums and discounts on ABS are amortized using the prospective or retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for ABS are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

The Company does not have any investment in perpetual preferred stocks as of December 31, 2025 and 2024.

The Company does not have any investment in affiliated or unaffiliated common stocks as of December 31, 2025 and 2024.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of the amortized cost or the fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral less costs to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans individually identified as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loans are in non-accrual status. Cash payments on loans where the accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a TDR if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Cash equivalents are highly liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.

Other invested assets include the Company’s investments in surplus notes and capital notes. Investments in surplus notes and capital notes are stated at amortized cost.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), collectively mortgage-backed securities (“MBS”), and ABS is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.

Investment income due and accrued for which it is probable the balance is uncollectible is written off and charged to investment income and included in net investment income and amortization of IMR on the statutory statements of operations. Investment income due and accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due and accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Accounts Assets—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from, and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves—Policy reserves include life insurance contracts and annuity reserves and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves are valued using the Commissioners’ Reserve Valuation Method (“CRVM”), a net level premium method (“NLPM”), or other modified reserve methods, with prescribed mortality and interest rates. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, with prescribed interest rates. Group annuity reserves are valued using a net single premium method, with prescribed interest rates.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a NLPM.

The tabular interest, tabular less actual reserve released, and tabular cost are determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts, as prescribed.

Claim Reserves—Policy and contract claim reserves include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed and adjustments are reflected in the year they are made.

Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Reinsurance—In the normal course of business, the Company cedes insurance business to its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectibility and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Amounts that are overdue are nonadmitted as required. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established. Premiums due under reinsurance agreements are reported as negative uncollected premium in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus. Premiums due under reinsurance agreements with an insolvent reinsurer are reported as other amounts payable on reinsurance as specified in NAIC Interpretation 23-04. See Note 7 for additional details related to the insolvent reinsurer.

Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, mortgage loans, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized capital gains (losses), other than those resulting from interest rate changes, are credited to the AVR. All unrealized capital gains (losses) are charged to the AVR.

The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an admitted asset up to 10% of the Company’s prior period general account adjusted capital and surplus. The prior period general account adjusted capital and surplus is calculated by excluding, if applicable, any positive goodwill, electronic data processing equipment and operating system software, net DTA, and admitted disallowed IMR.

Net Premiums and Annuity Considerations and Related Commissions—Net life premiums are recognized as income over the premium-paying period of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life insurers and how the Company manages those risks:

Mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumptions, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates these risks through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance—Premiums received in advance are those premiums that have been received by the Company prior to year end but which were due after year end. The total amount of advanced premiums is reported as a liability on the statutory statements of admitted assets, liabilities, and surplus and is not considered premium income until due.

Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to valuation. The input levels are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For ABS, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the ABS is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the ABS is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

If applicable, the Company recognizes OTTI of preferred stocks for declines in value that are other-than-temporary and reports those adjustments as a realized capital gain (loss) on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Correction of Errors—During 2025, the Company identified and corrected certain errors related to prior period financial statements. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the cumulative effect of these corrections were recorded as an adjustment to unassigned deficit: change in prior year adjustments on the statutory statements of changes in surplus in the period the error was identified. The aggregate understatement of unassigned deficit on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024 was $3,614,504. The errors and related impacts are detailed below:

The Company made required minimum distribution payments attributable to prior periods for the single premium immediate fixed annuity product, resulting in a $1,192,223 understatement of policyholder benefits on the statutory statements of operations, understatement of other liabilities on the statutory statements of admitted assets, liabilities, and surplus, and a corresponding understatement of unassigned deficit on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024.

Corrected certain no lapse guarantee interest rates for life reserves. This resulted in a $2,422,281 understatement in policy reserves: life insurance contracts and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus, understatement of net change in reserves on the statutory statements of operations, and a corresponding understatement of unassigned deficit on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024.

During 2024, the Company did not have any prior year adjustments recorded to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus.

During 2023, the Company discovered an error in the asset adequacy testing models used to set New York Regulation 126 reserves, resulting in a net $300,000 understatement of life insurance contracts and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus, an understatement of net change in reserves on the statutory statements of operations, and a corresponding overstatement of unassigned deficit on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2022. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, the impact of the error was recorded as an adjustment to unassigned deficit on the statutory statements of admitted assets, liabilities, and surplus in 2023.

Accounting Pronouncements—In August 2025, the NAIC adopted revisions to SSAP No. 61 Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791. The revised guidance clarifies the evaluation of whether a reinsurance agreement/contract transfers risk under statutory accounting. The guidance is effective immediately for new/newly revised contracts and the impact of adoption was immaterial to the Company’s financial statements. The guidance is effective December 31, 2026 for existing contracts and the Company is currently evaluating the impact this guidance will have on the Company’s financial statements.

In March 2025, the NAIC adopted revisions to SSAP No. 1 Accounting Policies, Risks and Uncertainties, and Other Disclosures requiring modified coinsurance (“modco”) and funds withheld assets to be reported as restricted assets within the notes to the financial statements. See additional disclosures included in Note 2 to the statutory financial statements.

In August 2023, the NAIC issued revisions to SSAP No. 26 Bonds and SSAP No. 43 Asset-Backed Securities, effective January 1, 2025. The revised guidance updates the definition of a bond, revises the accounting and reporting for bonds, and updates various SSAPs to reflect the revised bond definition. Under the bond definition revisions, the carrying value of securities reclassified from bonds to another investment category was $998,655. There was no change in measurement basis after transition for the securities reclassified and no impact to surplus as a result of this reclassification. In December 2024 and August 2025, the NAIC adopted revisions to SSAP No. 26, Bonds, effective January 1, 2025, that revised the information presented in the annual audited financial statements, including category changes to both the bonds by type table and the contractual maturity table. See Note 2 to the statutory financial statements for the updated disclosures.

2.	INVESTMENTS

Bonds—The carrying value and fair value of investments in bonds, including ABS, by type, as of December 31, were as follows:

2025	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
Issuer credit obligations:
Corporate bonds—unaffiliated	$843,955,354	$6,772,008	$103,289,068	$747,438,294
Municipal bonds—general obligations (direct and guaranteed)	8,273,566	—	987,191	7,286,375
Municipal Bonds — Special Revenue	115,067,836	1,770,904	20,982,257	95,856,483
Project finance bonds issued by operating entities—unaffiliated	253,006	288	—	253,294
Single entity backed obligations—unaffiliated	1,514,912	—	173,912	1,341,000
U.S. government obligations (exempt from RBC)	32,885,397	4,340	443,643	32,446,094

Total issuer credit obligations	1,001,950,071	8,547,540	125,876,071	884,621,540
ABS:
Financial ABS—self liquidating:
Agency CMBS—guaranteed (exempt from RBC)	9,354,106	20,645	332,457	9,042,294
Agency CMBS—not/partially guaranteed (not exempt from RBC)	3,946,195	—	72,237	3,873,958
Agency RMBS—guaranteed (exempt from RBC)	10,837,078	64,882	1,406,450	9,495,510
Agency RMBS—not/partially guaranteed (not exempt from RBC)	55,454,544	1,321,123	2,441,617	54,334,050
Non—agency CMBS—unaffiliated	5,747,890	102,205	90,296	5,759,799
Non—agency RMBS—unaffiliated	30,017,377	203,679	2,663,735	27,557,321
Other financial ABS—unaffiliated	13,670,794	143,873	661,328	13,153,339

Total ABS—financial—self liquidating	129,027,984	1,856,407	7,668,120	123,216,271
Non—financial ABS—practical expedient:
Lease—backed transactions—unaffiliated	9,322,106	70,218	90,156	9,302,168
Other non—financial ABS—unaffiliated	15,205,560	281,187	297,349	15,189,398

Total non—financial ABS—practical expedient	24,527,666	351,405	387,505	24,491,566
Total ABS	153,555,650	2,207,812	8,055,625	147,707,837

Total	$1,155,505,721	$10,755,352	$133,931,696	$1,032,329,377

2024	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
U.S. governments	$19,736,175	$8,040	$2,356,525	$17,387,690
Political subdivisions	15,493,082	23,615	2,648,362	12,868,335
Special revenue/assessment obligations	157,687,268	978,307	26,301,593	132,363,982
Industrial and miscellaneous	929,382,371	2,928,816	125,905,318	806,405,869
Hybrid securities	3,498,655	2,369	672,650	2,828,374

Total	$1,125,797,551	$3,941,147	$157,884,448	$971,854,250

There were no bonds with an NAIC designation of 6 as of December 31, 2025 and 2024.

Based upon designations by the NAIC, investment grade bonds comprised 100% of the carrying value of the Company’s total bond portfolio as of December 31, 2025 and 2024.

The carrying value and fair value of investment in bonds as of December 31, 2025, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Fair Value
Issuer credit obligations
Due in one year or less	$31,899,296	$31,812,243
Due after one year through five years	105,195,251	104,032,701
Due after five years through ten years	153,661,964	153,362,763
Due after ten years through twenty years	307,777,976	285,711,671
Due over twenty years	403,415,584	309,702,162

Total issuer credit obligations	1,001,950,071	884,621,540
ABS:
Due in one year or less	151,671	151,558
Due after one year through five years	32,660,726	32,097,239
Due after five years through ten years	13,924,852	13,811,990
Due after ten years through twenty years	48,230,649	45,492,980
Due over twenty years	58,587,752	56,154,070

Total ABS	153,555,650	147,707,837

Total	$1,155,505,721	$1,032,329,377

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2025	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
Issuer Credit Obligations	$72,093,080	$1,116,775	$566,910,982	$124,759,296	$639,004,062	$125,876,071
ABS	5,401,277	98,724	76,821,410	7,956,901	82,222,687	8,055,625

Total	$77,494,357	$1,215,499	$643,732,392	$132,716,197	$721,226,749	$133,931,696

	Less than One Year		One Year or More		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
U.S. governments	$2,512,843	$37,682	$14,625,505	$2,318,843	$17,138,348	$2,356,525
Political subdivisions	6,903,700	500,417	5,602,055	2,147,945	12,505,755	2,648,362
Special revenue/assessment obligations	37,026,974	1,074,609	75,335,300	25,226,984	112,362,274	26,301,593
Industrial and miscellaneous	152,648,714	4,601,254	538,798,316	121,304,064	691,447,030	125,905,318
Hybrid securities	—	—	1,826,005	672,650	1,826,005	672,650

Total	$199,092,231	$6,213,962	$636,187,181	$151,670,486	$835,279,412	$157,884,448

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2025, 437 securities were in an unrealized capital loss position one year or more with an average credit rating of A2 and were 100% investment grade. As of December 31, 2025, 32 securities were in an unrealized capital loss position less than one year with an average credit rating of Aa3 and were 100% investment grade. The Company does not believe the unrealized losses on investments represent an OTTI as of December 31, 2025.

The total recorded investment in restructured bonds as of December 31, 2025 was $827,213. There was no investment in restructured bonds as of December 31, 2024.

Net realized capital losses for the years ended December 31, 2025 include losses of $91,913, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows, and are not included in the table above. These net realized capital losses relate to the Company’s investment in restructured bonds. There were no net realized capital losses for the years ended December 31, 2024 and 2023, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows.

Proceeds and the gross realized capital gains (losses) from the sales or disposals of bonds resulting in net realized capital gains (losses) for the years ended December 31, were as follows:

	2025	2024	2023
Proceeds from sales or disposals:
Bonds	$79,870,366	$98,587,075	$111,752,381

Net realized capital gain (loss):
Bonds:
Gross realized capital gain from sales or other disposals	$1,004,414	$798,624	$1,155,240
Gross realized capital loss from sales or other disposals	(3,868,460)	(3,868,907)	(5,409,146)
OTTI gain (loss)	(91,913)	—	—

Net realized capital gain (loss) of bonds	$(2,955,959)	$(3,070,283)	$(4,253,906)

As of December 31, 2025 and 2024, the Company’s admitted disallowed IMR was $6,194,441 and $4,381,711, respectively, less than 10% of the Company’s adjusted and unadjusted general account capital and surplus as of September 30, 2025 and 2024. The admitted disallowed IMR was the result of fixed income investment losses that comply with the Company’s investment management policies, was not compelled by liquidity pressures, and did not include any realized losses from derivative terminations. There were no nonadmitted components of the Company’s IMR as of December 31, 2025 and 2024.

The Company’s adjusted general account capital and surplus as of September 30, 2025 and 2024, used to determine admitted disallowed IMR, as of December 31, was as follows:

	2025	2024
Prior period general account capital and surplus	$121,370,009	$92,068,167
Less:
Net DTA	4,168,213	4,495,310
Admitted disallowed IMR	5,852,498	3,825,728

Total	$111,349,298	$83,747,129

The percentage of admitted disallowed IMR to adjusted general account capital and surplus was 5.56% and 5.23% as of December 31, 2025 and 2024, respectively.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. The Company’s investments in mortgage loans are held through a participation agreement with United of Omaha. There were no new commercial loans purchased in 2025 or 2024. During 2025 and 2024, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 56% and 57%, respectively.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $7,305,606 and $10,403,529 as of December 31, 2025 and 2024, respectively. Of this amount, there was no investment in impaired loans related to these arrangements, for which no allowance for credit losses was recorded. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2025 or 2024.

The Company’s mortgage loan portfolio includes 16 and 17 loan originators as of December 31, 2025 and December 31, 2024, respectively. Mortgage loan participation purchased from one loan originator comprise of approximately 15% of the portfolio book value as of December 31, 2025 and 2024. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California and Virginia, with 19% and 13% of the portfolio, respectively, as of December 31, 2025, and 20% and 12% of the portfolio, respectively, as of December 31, 2024.

Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2025	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$30,620,023	$339,281	$68,107	$31,027,411

	Debt Service Coverage Ratios
2024	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$34,061,695	$1,589,575	$86,397	$35,737,667

There were no mortgage loans with a loan-to-value ratio greater than 65% for the years ended December 31, 2025 and 2024.

Non-Accrual and Past Due Loans—All of the Company’s loans were in current status as of December 31, 2025 and 2024. The recorded investment for loans where the interest rate was reduced was $892,353 and $1,959,709 as of December 31, 2025 and 2024, respectively. For the year ended December 31, 2025, the number of loans impacted, and the average interest rate reduction was 1 loan and 0.01%, respectively. For the year ended December 31, 2024, the number of loans impacted, and the average interest rate reduction was 2 loans and 0.80%, respectively.

Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
2025	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$239,994	$239,994	0.02%	0.02%
Assets held under funds withheld reinsurance agreements	67,722,093	67,722,093	4.82%	4.96%

Total	$67,962,087	$67,962,087	4.84%	4.98%

			Percentage
2024	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$229,785	$229,785	0.02%	0.02%

Information related to collateral received and reflected as assets within the Company’s statutory statements of admitted assets, liabilities, and surplus as of December 31, 2025 was as follows:

					Percentage
	Carrying Value		Fair Value		Carrying Value
	Collateral	Funds Withheld	Collateral	Funds Withheld	Assets	Admitted Assets
General account:
Cash and cash equivalents	$—	$57,900	$—	$57,900	—%	—%
Bonds - issuer credit obligations	—	67,664,193	—	60,741,001	4.83	4.97

Total	$—	$67,722,093	$—	$60,798,901	4.83%	4.97%

Net Investment Income and Amortization of IMR—The sources of net investment income (loss) and amortization of IMR for the years ended December 31, were as follows:

	2025	2024	2023
Bonds	$50,667,890	$47,683,202	$42,466,676
Preferred stocks	—	57,784	57,945
Mortgage loans	1,423,105	1,620,224	1,724,231
Contract loans	2,019,527	1,965,916	1,848,934
Cash	1,104,683	339,882	210,890
Short—term investments	883,154	994,080	625,104
Other	691,315	501,602	416,489

Gross investment income	56,789,674	53,162,690	47,350,269
Amortization of IMR	(452,034)	(359,557)	(177,881)
Investment expenses	(1,195,098)	(843,983)	(715,058)

Net investment income and amortization of IMR	$55,142,542	$51,959,150	$46,457,330

As of December 31, 2025 and 2024, the gross asset and net admitted asset amount for interest income due and accrued was $11,488,815 and $11,107,909, respectively. As of December 31, 2025 and 2024, there was not any aggregate deferred interest and investment income due and accrued excluded from surplus, or cumulative amounts of paid-in-kind interest included in the cumulative principal balance.

3.	ASSET-BACKED SECURITIES

Aging of unrealized capital losses on the Company’s ABS as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2025	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
ABS—financial—self liquidating	$—	$—	$69,220,191	$7,668,120	$69,220,191	$7,668,120
Non—financial ABS—practical expedient	5,401,277	98,724	7,601,219	288,781	13,002,496	387,505

Total	$5,401,277	$98,724	$76,821,410	$7,956,901	$82,222,687	$8,055,625

	Less than One Year		One Year or More		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$6,366,382	$245,896	$9,645,248	$713,470	$16,011,630	$959,366
Residential	28,277,236	655,387	43,564,417	8,091,221	71,841,653	8,746,608

	34,643,618	901,283	53,209,665	8,804,691	87,853,283	9,705,974
Other ABS	5,648,268	243,257	21,064,873	1,814,960	26,713,141	2,058,217

Total	$40,291,886	$1,144,540	$74,274,538	$10,619,651	$114,566,424	$11,764,191

A portion of the ABS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2025, 52% of the carrying value of the ABS portfolio was guaranteed by a government agency. As of December 31, 2024, 70% of the carrying value of the RMBS portfolio and 69% of the carrying value of the CMBS portfolio was guaranteed by a government agency.

There was no OTTI on ABS related to the intent to sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis, or based on the present value of future cash flows expected to be less than amortized cost of the security during 2025 and 2024.

4.	FAIR VALUE MEASUREMENTS

The categorization and input level of the Company’s financial instruments measured and reported at fair value, as of December 31, were as follows:

2025	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value:
Separate accounts	$—	$4,347,683	$—	$4,347,683

2024	Quoted Prices in Active Markets for Identical Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Separate accounts	$—	$3,930,561	$—	$3,930,561

A description of the significant inputs and valuation techniques used to determine fair value for Level 2 assets and liabilities on a recurring basis is as follows:

Level 2 Measurements

Separate Accounts—Separate accounts are comprised primarily of mutual funds and are valued at the separate account’s proportionate share of the funds’ underlying net assets. The underlying asset’s fair value is determined by the market approach using adjusted quoted process in public exchanges or other active markets for identical assets.

Fair Value of Financial Instruments—The carrying value, fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

2025	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Issuer credit obligations	$1,001,950,071	$884,621,540	$—	$883,482,476	$1,139,065	$—
ABS	$153,555,650	$147,707,837	$—	$147,326,707	$381,129	$—
Mortgage loans	$31,027,411	$30,064,308	$—	$—	$30,064,308	$—
Contract loans	$40,288,480	$40,288,480	$—	$—	$—	$40,288,480
Cash and cash equivalents	$70,246,787	$70,244,761	$70,244,761	$—	$—	$—
Other invested assets—surplus notes	$14,558,697	$11,796,153	$—	$11,796,153	$—	$—
Other invested assets—capital notes	$998,722	$792,423	$—	$792,423	$—	$—
Financial liabilities:
Deposit—type contracts	$6,350,664	$6,350,664	$—	$—	$6,350,664	$—

2024	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$1,125,797,551	$971,854,250	$—	$970,904,692	$949,558	$—
Mortgage loans	$35,737,667	$33,820,129	$—	$—	$33,820,129	$—
Contract loans	$38,962,871	$38,962,871	$—	$—	$—	$38,962,871
Cash	$55,259,730	$55,259,730	$55,259,730	$—	$—	$—
Other invested assets—surplus notes	$11,777,300	$8,766,137	$—	$8,766,137	$—	$—
Financial liabilities:
Deposit—type contracts	$6,159,132	$6,159,132	$—	$—	$6,159,132	$—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Issuer Credit Obligations and ABS (“Bonds”)—Fair values for bonds are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Mortgage Loans—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2025 and 2024, the effective interest rates were 5.22% and 5.24%, respectively.

Cash and Cash Equivalents—The carrying value for cash and cash equivalents approximates fair value.

Other Invested Assets-Surplus Notes and Capital Notes—Fair values are based on evaluated prices received from third-party providers. The evaluated prices are based on analytical evaluations using models and comparables.

Deposit-Type Contracts—Fair values of guaranteed interest contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying amount for all other deposit-type contracts approximates fair value.

5.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2025, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Trust; Mutual of Omaha Holdings and its subsidiaries; OFHI and certain of its subsidiaries including MMSI; Mutual of Omaha Mortgage and its subsidiary Review Counsel LLC; Omaha Health; Omaha Supplemental; and United of Omaha and certain of its subsidiaries including Medicare Advantage Company; Mutual Structured Settlement; Omaha Re; United DMLT Trust; and United World. The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2025 and 2024.

The Inflation Reduction Act, enacted August 16, 2022, included a new corporate alternative minimum tax effective for years beginning after 2022. The Company has determined that it is a non-applicable reporting entity.

Federal income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2025	2024	2023
Current federal income tax (benefit)	$4,444,287	$5,566,455	$2,904,838
Federal income tax (benefit) on net realized capital gain (loss)	—	(329,770)	(875,057)

Total federal income tax (benefit)	4,444,287	5,236,685	2,029,781
Change in net deferred income tax	(2,678,795)	2,143,415	(3,596,885)

Total federal income tax (benefit) incurred	$1,765,492	$7,380,100	$(1,567,104)

Reconciliations between federal income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2025	2024	2023
Net income (loss) from operations before federal income tax (benefit) and net realized capital gain (loss)	$15,393,720	$30,884,649	$1,072,092
Net realized capital gain (loss) before federal income tax (benefit) and transfers to (from) IMR	(2,955,959)	(2,881,633)	(4,253,906)

Total pre—tax income (loss)	12,437,761	28,003,016	(3,181,814)
Statutory tax rate	21%	21%	21%

Expected federal income tax (benefit) incurred	2,611,930	5,880,633	(668,181)
Amortization of IMR	94,927	75,507	37,355
Nonadmitted tax assets in surplus	(408,921)	(13,936)	(247,368)
Reserve adjustments to surplus	(449,282)	1,537,739	(609,136)
Non-taxable investment income	(88,112)	(96,282)	(96,752)
Other	4,950	(3,561)	16,978

Total federal income tax (benefit) at effective tax rate	$1,765,492	$7,380,100	$(1,567,104)

There were no net operating loss carryforwards as of December 31, 2025.

The Company does not have any income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses.

As of December 31, 2025, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2025
	Ordinary	Capital	Total
Gross DTA	$40,212,820	$589,886	$40,802,706
Nonadmitted DTA	(33,882,581)	(85,533)	(33,968,114)

Net admitted DTA	6,330,239	504,353	6,834,592
DTL	(1,198,654)	(504,353)	(1,703,007)

Net DTA (DTL)	$5,131,585	$—	$5,131,585

	2024
	Ordinary	Capital	Total
Gross DTA	$38,612,915	$—	$38,612,915
Nonadmitted DTA	(32,270,197)	—	(32,270,197)

Net admitted DTA	6,342,718	—	6,342,718
DTL	(2,192,011)	—	(2,192,011)

Net DTA (DTL)	$4,150,707	$—	$4,150,707

The Company has admitted DTAs as of December 31, as follows:

	2025
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$5,131,585	$—	$5,131,585

1. Adjusted gross DTA expected to be realized following the balance sheet date	$5,131,585	$—	$5,131,585
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	17,692,032
Adjusted gross DTA that can be offset against DTL	1,198,654	504,353	1,703,007

DTA admitted as the result of application of SSAP No. 101	$6,330,239	$504,353	$6,834,592

	2024
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$—	$—

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$4,150,707	$—	$4,150,707

1. Adjusted gross DTA expected to be realized following the balance sheet date	$4,150,707	$—	$4,150,707
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	16,778,977
Adjusted gross DTA that can be offset against DTL	2,192,011	—	2,192,011

DTA admitted as the result of application of SSAP No. 101	$6,342,718	$—	$6,342,718

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 1184% and 1094% as of December 31, 2025 and 2024, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $126,884,755 and $120,714,665 as of December 31, 2025 and 2024, respectively.

The Company has not utilized an income tax planning strategy for the realization of the DTA for 2025 or 2024.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2025	2024	Change
DTA:
Ordinary:
Policy reserves	$26,539,826	$26,111,822	$428,004
Deferred acquisition costs	12,431,452	11,645,885	785,567
Compensation and benefit accruals	224,755	257,031	(32,276)
Nonadmitted assets	242,927	222,481	20,446
Other	773,860	375,696	398,164

Subtotal	40,212,820	38,612,915	1,599,905
Nonadmitted DTA	(33,882,581)	(32,270,197)	(1,612,384)

Admitted ordinary DTA	6,330,239	6,342,718	(12,479)

Capital:
Net capital loss carry-forward	589,886	—	589,886

Nonadmitted capital DTA	(85,533)	—	(85,533)

Admitted DTA	6,834,592	6,342,718	491,874

DTL:
Ordinary:
Investments	(617,848)	(940,534)	322,686
Policy reserves	(140,945)	(1,079,965)	939,020
Other	(439,861)	(171,512)	(268,349)

Subtotal	(1,198,654)	(2,192,011)	993,357

Capital:
Investments	(504,353)	—	(504,353)

Subtotal	(504,353)	—	(504,353)

DTL	(1,703,007)	(2,192,011)	489,004

Net admitted DTA	$5,131,585	$4,150,707	$980,878

The change in net deferred income tax (benefit), exclusive of nonadmitted assets reported separately from the change in net deferred income tax (benefit) in surplus, during the years ended December 31, was comprised of the following:

	2025	2024	Change
DTA	$40,802,706	$38,612,915	$2,189,791
DTL	(1,703,007)	(2,192,011)	489,004

Net DTA	$39,099,699	$36,420,904	2,678,795

Tax effect of unrealized capital gain (loss)			—

Change in net deferred income tax			$2,678,795

	2024	2023	Change
DTA	$38,612,915	$42,155,467	$(3,542,552)
DTL	(2,192,011)	(3,591,148)	1,399,137

Net DTA	$36,420,904	$38,564,319	(2,143,415)

Tax effect of unrealized capital gain (loss)			—

Change in net deferred income tax			$(2,143,415)

6.	RELATED PARTY INFORMATION

Effective November 14, 2025, the Company renewed a $23,000,000 bilateral unsecured revolving credit note, maturing November 13, 2026, from Mutual of Omaha. As of December 31, 2025 and 2024, there were no outstanding borrowings due from the Company under this agreement.

Effective November 14, 2025, the Company renewed a $23,000,000 bilateral unsecured revolving credit note, maturing November 13, 2026, to Mutual of Omaha, which is substantially similar to the agreement held in the prior year. The interest rates for borrowings under this agreement were from 3.74% to 4.43% as of December 31, 2025. As of December 31, 2025 and 2024, there were no outstanding borrowings due to the Company under this agreement.

The Company has no unused commitments for financing arrangements. As of December 31, 2025, the Company paid no commitment fees related to unused lines of credit. The Company has no lines of credit that support commercial paper borrowing arrangements or similar borrowing arrangements.

	2025		2024
	Unused Commitments	Unused Lines Of Credit	Unused Commitments	Unused Lines Of Credit
Short—term (contracts terminating in 12 months or less)	$—	$23,000,000	$—	$23,000,000
Long—term (contracts terminating in more than 12 months)	—	—	—	—

Total	$—	$23,000,000	$—	$23,000,000

On January 29, 2024, the Company received a $11,600,000 cash capital contribution from United of Omaha that was accrued for as of December 31, 2023.

The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis in the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skilled and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha, on behalf of the Company, and are generally settled within 30 days. Amounts for these services are included in receivables from parent and affiliates or payable to parent and affiliates on the statutory statements of admitted assets, liabilities, and surplus.

Certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The net intercompany payments from affiliates were $504,317 and net payments to affiliates were $874,963 for the years ended December 31, 2025 and 2024, respectively.

7.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company cedes group and individual life insurance to United of Omaha. The Company also cedes individual accident and health insurance to Mutual of Omaha.

Scottish Re (U.S.), Inc. (“SRUS”) was a reinsurer of the Company on four ceded individual life reinsurance contracts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. A motion for Entry of Liquidation and Injunction Order was approved on July 18, 2023. In accordance with the liquidation order, the Company’s reinsurance agreements with SRUS terminated on September 30, 2023. During 2025 or 2024, the Company did not write off any additional reinsurance balances due from SRUS or report a net loss as a result of the commutation of reinsurance with SRUS. As of December 31, 2025 and 2024, the Company had a net receivable of $1,162,482 from SRUS.

The Company did not enter into any new reinsurance agreements with third-party reinsurers during the years ended December 31, 2025 or 2024.

8.	EMPLOYEE BENEFIT PLANS

As of December 31, 2025, 2024, and 2023, the Company is allocated expenses from a 401(k) defined-contribution plan, sponsored by its ultimate parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under this plan and substantially all employees are eligible for the plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2025	2024	2023
401(k)defined—contribution plan	$460,984	$398,276	$482,795

9.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned deficit represented by each item below as of December 31, was as follows:

	2025	2024	2023
Nonadmitted assets	$(38,471,911)	$(34,826,750)	$(36,193,042)
Reinsurance in unauthorized companies	$(1,774)	$(1,878)	$(1,740)
AVR	$(8,930,166)	$(8,845,542)	$(8,404,410)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Superintendent of the NYDFS. As of December 31, 2025, no dividend is allowed without approval due to the Company carrying an unassigned deficit.

10.	COMMITMENTS AND CONTINGENCIES

The Company is not aware of any commitment or contingent liabilities as of December 31, 2025 and 2024.

Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

11.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT—TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For plans of insurance with a substandard underwriting class and for policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums.

As of December 31, 2025 and 2024, the Company had $927,233,589 and $992,103,221, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the valuation standards set by the NYDFS. Reserves to cover the above insurance totaled the gross amount of $78,906,293 and $79,779,861 as of December 31, 2025 and 2024, respectively.

In 2025, the Company made the following reserve changes with a corresponding change to operations:

•	Decreased Regulation 126 asset adequacy reserves $1,000,000 in compliance with NY DFS cash flow testing methodology requirements and prescribed conditions.

In 2025, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected no lapse guarantee interest rates on a certain block of substandard universal life policies resulting in an increase in reserves of $407,590.

•	Corrected no lapse guarantee interest rates for certain universal life policies to reflect annual effective rather than nominal interest rates resulting in an increase in reserves of $2,014,691.

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under New York Regulation 147 and are commonly known as “X factors” resulting in a decrease in reserves of $1,476,441.

In 2024, the Company made the following reserve changes with a corresponding change to operations:

•	Implemented a new actuarial platform for individual payout annuity reserves resulting in a decrease in policy reserves of $239,884.

•	Decreased Regulations 126 and 147 asset adequacy reserves $15,000,000 in compliance with NYDFS cash flow testing methodology requirements and prescribed conditions.

•	Implemented a new actuarial platform for group payout annuity reserves resulting in an increase in policy reserves of $313,246.

•	Aligned substandard ceded reserve credits to use a methodology consistent with direct substandard reserves for universal life, resulting in an increase in reserves of $117,928.

In 2024, the Company made the following reserve changes with a corresponding change to surplus:

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under New York Regulation 147 and are commonly known as “X factors”, resulting in an increase in reserves of $7,587,796.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in a decrease in reserves of $269,951.

In 2023, the Company made the following reserve change with a corresponding change to operations:

•	Implemented a new actuarial platform for traditional life reserves resulting in a decrease in policy reserves of $1,330,428.

•	Implemented a new actuarial platform for deferred fixed annuity reserves resulting in a decrease in policy reserves of $52,910.

•	Increased Regulation 126 asset adequacy reserves $5,200,000 in compliance with NYDFS cash flow testing methodology requirements and prescribed conditions.

In 2023, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected the net yield pick-up adjustment in asset adequacy testing models which decreased the Regulation 126 asset adequacy reserves reported at December 31, 2022 by $2,500,000.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in a decrease in reserves of $409,633.

•	Corrected lapse coding for universal life policies held inforce by a secondary guarantee in asset adequacy testing models which increased the Regulation 126 asset adequacy reserves by $2,300,000.

•

Corrected the mortality margin for group payout annuities in asset adequacy testing models which increased reserves held for negative company interim surplus under the Regulation 126 and Regulation 147 asset adequacy reserves by $500,000.

•	Updated the X factors mortality assumptions used to calculate certain deficiency reserves, resulting in an increase in reserves of $2,992,044.

12.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT—TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2025	General Account	Separate Account Non—Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$29,400	$—	$29,400	—%
At book value less current surrender charge of 5% or more	6,644,595	—	6,644,595	5.8
At fair value	—	2,661,474	2,661,474	2.3

Total with adjustment or at fair value	6,673,995	2,661,474	9,335,469	8.1
At book value without adjustment (minimal or no charge)	87,542,658	—	87,542,658	75.9
Not subject to discretionary withdrawal	18,401,909	42,518	18,444,427	16.0

Gross total	112,618,562	2,703,992	115,322,554	100.0%

Reinsurance ceded	78,821,778	—	78,821,778

Net total	$33,796,784	$2,703,992	$36,500,776

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$21,910,562	$—	$21,910,562	9.6%
At book value without adjustment (minimal or no charge)	399,403	—	399,403	0.2
Not subject to discretionary withdrawal	204,321,921	—	204,321,921	90.2

Gross total	226,631,886	—	226,631,886	100.0%

Reinsurance ceded	359,463	—	359,463

Net total	$226,272,423	$—	$226,272,423

Deposit funds liabilities—subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge)	$3,739,804	$—	$3,739,804	58.9%
Not subject to discretionary withdrawal	2,610,860	—	2,610,860	41.1

Gross and net total	$6,350,664	$—	$6,350,664	100.0%

2024	General Account	Separate Account Non—Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$41,570	$—	$41,750	—%
At book value less current surrender charge of 5% or more	8,008,130	—	8,008,130	6.4
At fair value	—	2,434,766	2,434,766	2.0

Total with adjustment or at fair value	8,049,700	2,434,766	10,484,466	8.4
At book value without adjustment (minimal or no charge)	94,540,230	—	94,540,230	76.1
Not subject to discretionary withdrawal	19,262,043	38,807	19,300,850	15.5

Gross total	121,851,973	2,473,573	124,325,546	100.0%

Reinsurance ceded	85,129,271	—	85,129,271

Net total	$36,722,702	$2,473,573	$39,196,275

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$20,218,693	$—	$20,218,693	9.6%
At book value without adjustment (minimal or no charge)	401,168	—	401,168	0.2
Not subject to discretionary withdrawal	189,114,659	—	189,114,659	90.2

Gross total	209,734,520	—	209,734,520	100.0%

Reinsurance ceded	361,051	—	361,051

Net total	$209,373,469	$—	$209,373,469

Deposit funds liabilities—subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge)	3,474,257	—	3,474,257	56.4
Not subject to discretionary withdrawal	2,684,875	—	2,684,875	43.6

Gross and net total	$6,159,132	$—	$6,159,132	100.0%

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third-party.

As of December 31, 2025 and 2024, there were no annuity or deposit-type contract reserves included in book value less current surrender charge of 5% or more that will move book value without adjustment for the first time within the year after the statutory-basis financial date. There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2025 and 2024.

The following information is obtained from the applicable exhibits in the Company’s annual statement which was filed with the NYDFS and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2025	2024
Life, accident, and health annual statement:
Exhibit 5, Annuities section—net total	$259,657,543	$245,672,000
Exhibit 5, Supplementary Contracts with Life Contingencies section—net total	411,664	424,171
Exhibit 7, Deposit—type Contracts, Line 14—net total	6,350,664	6,159,132

Subtotal	266,419,871	252,255,303

Separate accounts annual statement:
Exhibit 3, Annuities section—net total	2,703,992	2,473,573
Page 3, Line 2, Column 3—Other Contract Deposit Funds	—	—

Total	$269,123,863	$254,728,876

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2025	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$687,020	$788,844
Universal life	30,825,679	30,844,067	31,694,105
Universal life with secondary guarantees	178,585,382	196,793,357	467,816,678
Indexed universal life with secondary guarantees	3,466,169	3,110,766	3,174,921
Other permanent cash value life insurance	—	189,827,613	232,693,922
Variable universal life	530,500	530,499	530,520
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	92,773,519
Accidental death benefits	N/A	N/A	261,529
Disability—active lives	N/A	N/A	1,346,599
Disability—disabled lives	N/A	N/A	6,358,701
Miscellaneous reserves	N/A	N/A	83,668,078

Gross total	213,407,730	421,793,322	921,107,416
Reinsurance ceded	3,168,056	2,909,486	34,961,811

Net total	$210,239,674	$418,883,836	$886,145,605

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,642,015	$1,642,015	$1,642,015

2024	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$686,586	$909,471
Universal life	32,505,743	32,516,758	33,533,120
Universal life with secondary guarantees	193,097,576	199,908,903	451,862,510
Indexed universal life with secondary guarantees	3,132,823	2,665,876	2,799,968
Other permanent cash value life insurance	—	179,679,268	220,581,882
Variable universal life	504,614	504,614	504,632
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	93,850,287
Accidental death benefits	N/A	N/A	259,095
Disability—active lives	N/A	N/A	1,373,763
Disability—disabled lives	N/A	N/A	6,064,012
Miscellaneous reserves	N/A	N/A	86,060,827

Gross total	229,240,756	415,962,005	897,799,567
Reinsurance ceded	2,925,333	2,578,268	35,458,592

Net total	$226,315,423	$413,383,737	$862,340,975

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$1,452,964	$1,452,964	$1,452,964

As of December 31, 2025 and 2024, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts. The Company did not have separate accounts with guarantees in 2025 and 2024.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NYDFS and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2025	2024
Life, accident, and health annual statement:
Exhibit 5, Life Insurance section—net total	$798,685,782	$772,519,317
Exhibit 5, Accidental Death Benefits section—net total	261,516	259,083
Exhibit 5, Disability—Active Lives section—net total	1,346,533	1,373,705
Exhibit 5, Disability—Disabled Lives section—net total	2,848,935	2,834,027
Exhibit 5, Miscellaneous Reserves section—net total	83,002,839	85,354,843

Subtotal	886,145,605	862,340,975
Separate accounts annual statement:
Exhibit 3, Life Insurance section—net total	1,642,015	1,452,964

Total	$887,787,620	$863,793,939

13.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first—year business	$5,141,834	$119,327	$4,446,985	$103,460
Ordinary renewal	22,711,042	15,160,826	20,688,699	14,417,846
Group life	(2,363,946)	(2,396,961)	(2,229,769)	(2,264,309)

Total	$25,488,930	$12,883,192	$22,905,915	$12,256,997

14.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into a separate account and the assets are legally insulated from the general account as of December 31.

Product	State of Statute	2025	2024
Fund B—Variable universal life	N.Y.ISC. LAW Article 42 Section 4240	$1,642,016	$1,452,964
Fund C—Variable annuity	N.Y.ISC. LAW Article 42 Section 4240	2,705,667	2,477,597

Total		$4,347,683	$3,930,561

Effective July 1, 2024, the Company sold its 401(k) record keeping business resulting in the termination of all 401(k) Plans’ contracts. Separate Account K assets and liabilities were reduced by $52,224,528 and general account guaranteed interest contracts were reduced by $2,971,786 as a result of the 401(k) Plan terminations. The Company recognized a gain from the sale of the recordkeeping business of $187,500 within realized capital gain (losses) on the statutory statements of operations.

Information regarding the non-guaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2025	2024
Total premiums, considerations, and deposits	$64,612	$8,570,594

Reserves subject to discretionary withdrawal—fair value	$4,305,441	$3,887,730
Reserves not subject to discretionary withdrawal—fair value	40,566	38,808

Total reserves by withdrawal characteristics	$4,346,007	$3,926,538

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$64,623	$72,610
Transfers from separate accounts	(134,230)	(420,354)

Net transfers of the general account	(69,607)	(347,744)
Reinsurance of separate account business	69,607	347,744

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2025 and 2024.

15.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2025 through April 1, 2026, the date these statutory financial statements were available to be issued and has determined there are no material subsequent events requiring adjustment to or disclosure in the statutory financial statements.

******

SUPPLEMENTAL SCHEDULES

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Investment income earned:
U.S. government bonds	$1,036,415
Other bonds (unaffiliated)	49,631,475
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	1,423,106
Real estate	—
Contract loans	2,019,527
Cash and cash equivalents	1,104,683
Short—term investments	883,154
Other invested assets	675,696
Derivative instruments	—
Aggregate write—ins for investment income	15,618

Gross investment income	$56,789,674

Real estate owned—book value less encumbrances	$—

Mortgage loans—book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	31,027,411

Total mortgage loans	$31,027,411

Mortgage loans by standing—book value:
Good standing	$31,027,411

Good standing with restructured terms	$—

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other long—term assets—statement value	$15,557,419

Collateral loans	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Bonds and stocks of subsidiaries and affiliates—book value:
Bonds	$—

Preferred stocks	$—

Common stocks	$—

Bonds and short—term investments by NAIC designation and maturity:
Bonds by maturity—statement value:
Due within one year or less	$63,525,420
Over 1 year and through 5 years	157,540,351
Over 5 years through 10 years	199,165,948
Over 10 years through 20 years	346,196,611
Over 20 years	409,066,697
No maturity date	—

Total by maturity	$1,175,495,027

Bonds and short—term investments by NAIC designation—statement value:
NAIC 1	$756,226,637
NAIC 2	414,689,113
NAIC 3	3,616,042
NAIC 4	827,213
NAIC 5	136,022
NAIC 6	—

Total by NAIC designation	$1,175,495,027

Total bonds publicly traded	$710,650,493

Total bonds privately placed	$464,844,534

Preferred stocks—book value	$—

Common stocks—market value	$—

Short—term investments—book value	$—

Options, caps, and floors owned—statement value	$—

Options, caps, and floors written and in force—statement value	$—

Collar, swap, and forward agreements open—current value	$—

Future contracts open—current value	$—

Cash on deposit	$50,257,481

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Gross life insurance in force (in thousands):
Industrial	$—

Ordinary	$8,028,257

Credit life	$—

Group life	$14,551,663

Amount of accidental death insurance in force under ordinary policies (in thousands):	$114,589

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$373,840

Credit life	$—

Group life	$14,113,909

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$3,564,380

Income payable	$36,175

Ordinary—involving life contingencies:
Income payable	$47,148

Group—not involving life contingencies:
Amount on deposit	$—

Income payable	$—

Group—involving life contingencies:
Income payable	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Annuities:
Ordinary—immediate:
Income payable	$3,369,408

Ordinary—deferred:
Fully paid account balance	$20,782,013

Not fully paid account balance	$63,844,938

Group:
Income payable	$18,828,298

Fully paid account balance	$42,814,730

Not fully paid account balance	$352,499

Accident and health insurance—premiums in force:
Other	$—

Group	$—

Credit	$—

Deposit funds:
Account balance	$2,378,550

Dividend accumulations:
Account balance	$232,967

Claim payments 2025:
Group accident and health—year ended December 31, 2025:
2025	$—

2024	$—

2023	$—

2022	$—

2021	$—

2020 and prior	$—

(Continued)

COMPANION LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of United Omaha Life Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025

Claim payments 2025 (continued):
Other accident and health—year ended December 31, 2025:
2025	$—

2024	$—

2023	$—

2022	$—

2021	$—

2020 and prior	$—

Other coverages that use developmental methods to calculate claim reserves—year ended December 31, 2025:
2025	$—

2024	$—

2023	$—

2022	$—

2021	$—

2020 and prior	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1	2	3	4	5	6
	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):
1.01 U.S. government obligations	$32,885,397	2.505%	$32,885,397	$—	$32,885,397	2.505%
1.02 Other U.S. government obligations	—	—	—	—	—	—
1.03 Non-U.S. sovereign jurisdiction securities	—	—	—	—	—	—
1.04 Municipal bonds-general obligations (direct & guaranteed)	8,273,566	0.630	8,273,566	—	8,273,566	0.630
1.05 Municipal bonds-special revenue	115,067,836	8.766	115,067,836	—	115,067,836	8.766
1.06 Project finance bonds issued by operating entities	253,007	0.019	253,007	—	253,007	0.019
1.07 Corporate bonds	843,955,354	64.290	843,955,354	—	843,955,354	64.291
1.08 Mandatory convertible bonds	—	—	—	—	—	—
1.09 Single entity backed obligations	1,514,912	0.115	1,514,912	—	1,514,912	0.115
1.10 SVO-Identified bond exchange traded funds-fair value	—	—	—	—	—	—
1.11 SVO-Identified bond exchange traded funds-systematic value	—	—	—	—	—	—
1.12 Bonds issued by funds representing operating entities	—	—	—	—	—	—
1.13 Bank loans-issued	—	—	—	—	—	—
1.14 Bank loans-acquired	—	—	—	—	—	—
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	—	—	—	—	—	—
1.16 Certificates of deposit	—	—	—	—	—	—
1.17 Other issuer credit obligations	—	—	—	—	—	—
1.18 Total issuer credit obligations	1,001,950,071	76.326	1,001,950,071	—	1,001,950,071	76.327
2. ABS (Schedule D, Part 1, Section 2):
2.01 Financial ABS-self liquidating	129,027,983	9.829	129,027,983	—	129,027,983	9.829
2.02 Financial ABS-not self-liquidating		—	—	—	—	—
2.03 Non-financial ABS	24,527,666	1.868	24,527,666	—	24,527,666	1.868
2.04 Total ABS	153,555,650	11.697	153,555,650	—	153,555,650	11.698
3. Preferred stocks (Schedule D, Part 2, Section 1):
3.01 Industrial and miscellaneous (unaffiliated)	—	—	—	—	—	—
3.02 Parent, subsidiaries and affiliates	—	—	—	—	—	—
3.03 Total preferred stocks	—	—	—	—	—	—
4. Common stocks (Schedule D, Part 2, Section 2):
4.01 Industrial and miscellaneous-publicly traded (unaffiliated)	—	—	—	—	—	—
4.02 Industrial and miscellaneous-other (unaffiliated)	—	—	—	—	—	—
4.03 Parent, subsidiaries and affiliates-publicly traded	—	—	—	—	—	—
4.04 Parent, subsidiaries and affiliates-other	—	—	—	—	—	—
4.05 Mutual funds	—	—	—	—	—	—
4.06 Unit investment trusts	—	—	—	—	—	—
4.07 Closed-end funds	—	—	—	—	—	—
4.08 Exchange traded funds	—	—	—	—	—	—
4.09 Total common stocks	—	—	—	—	—	—

(Continued)

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1	2	3	4	5	6
	Amount	Percentage of Column 1 Line 14	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 14
5. Mortgage loans (Schedule B):
5.01 Farm mortgages	—	—	—	—	—	—
5.02 Residential mortgages	—	—	—	—	—	—
5.03 Commercial mortgages	31,027,411	2.364	31,027,411	—	31,027,411	2.364
5.04 Mezzanine real estate loans	—	—	—	—	—	—
5.05 Total valuation allowance	—	—	—	—	—	—
5.06 Total mortgage loans	31,027,411	2.364	31,027,411	—	31,027,411	2.364
6. Real estate (Schedule A):
6.01 Properties occupied by company	—	—	—	—	—	—
6.02 Properties held for production of income	—	—	—	—	—	—
6.03 Properties held for sale	—	—	—	—	—	—
6.04 Total real estate	—	—	—	—	—	—
7. Cash, cash equivalents and short-term investments:
7.01 Cash (Schedule E, Part 1)	50,257,481	3.828	50,257,481	—	50,257,481	3.829
7.02 Cash equivalents (Schedule E, Part 2)	19,989,306	1.523	19,989,306	—	19,989,306	1.523
7.03 Short-term investments (Schedule DA)	—	—	—	—	—	—
7.04 Total cash, cash equivalents and short-term investments	70,246,787	5.351	70,246,787	—	70,246,787	5.351
8. Contract loans	40,304,750	3.070	40,288,480	—	40,288,480	3.069
9. Derivatives (Schedule DB)	—	—	—	—	—	—
10. Other invested assets (Schedule BA)	15,557,420	1.185	15,557,420	—	15,557,420	1.185
11. Receivables for securities	80,175	0.006	80,175	—	80,175	0.006
12. Securities lending (Schedule DL, Part 1)	—	—	—	—	—	—
13. Other invested assets (Page 2, Line 11)	—	—	—	—	—	—

14. Total invested assets	$1,312,722,264	100.000%	$1,312,705,994	$—	$1,312,705,994	100.000%

(Concluded)

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the Year Ended December 31, 2025

(To Be Filed by April 1)

Of The COMPANION LIFE INSURANCE COMPANY

ADDRESS (City, State and Zip Code) Melville, NY 11747

NAIC Group Code 0261

NAIC Company Code 62243

Federal Employer’s Identification Number (FEIN) 13-1595128

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$1,361,523,644

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	Federal National Mortgage Association	CMO, MBS	$45,862,082	3.4%
		Bonds, Commercial
2.02	Plains All American Pipeline, L.P.	Paper	$19,999,307	1.5%
2.03	The Regents Of The University Of California	Municipal	$17,532,920	1.3%
2.04	Federal Home Loan Mortgage Corporation	CMO	$13,538,657	1.0%
2.05	Apple Inc.	Bonds	$11,990,499	0.9%
2.06	Meiji Yasuda Life Insurance Company	Bonds	$10,866,254	0.8%
2.07	Consolidated Edison Company of New York, Inc.	Bonds	$10,565,873	0.8%
2.08	Idaho Power Company	Bonds	$10,518,213	0.8%
2.09	Temasek Financial (I) Limited	Bonds	$9,890,018	0.7%
2.10	The Goldman Sachs Group, Inc.	Bonds	$9,798,005	0.7%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$756,226,637	55.5%	3.07	NAIC-1	$ —	— %
3.02	NAIC-2	$414,689,113	30.5%	3.08	NAIC-2	$ —	— %
3.03	NAIC-3	$3,616,042	0.3%	3.09	NAIC-3	$ —	— %
3.04	NAIC-4	$827,213	0.1%	3.10	NAIC-4	$ —	— %
3.05	NAIC-5	$136,022	— %	3.11	NAIC-5	$ —	— %
3.06	NAIC-6	$—	— %	3.12	NAIC-6	$ —	— %

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

4.	Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [	]	No [ X ]
If response to 4.01 above is yes, responses are not required for interrogatories 5 -10.
4.02 Total admitted assets held in foreign investments	$117,343,103		8.6%
4.03 Foreign-currency-denominated investments of	$—		—%
4.04 Insurance liabilities denominated in that same foreign currency	$—		—%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

	1		2
5.01 Countries designated NAIC-1	$117,343,103		8.6%
5.02 Countries designated NAIC-2	$—		—%
5.03 Countries designated NAIC-3 or below	$—		—%

6. Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

	1		2
Countries designated NAIC - 1:
6.01 Country 1:Australia	$37,137,107		2.7%
6.02 Country 2:Japan	$18,232,606		1.3%
Countries designated NAIC - 2:
6.03 Country 1:	$—		—%
6.04 Country 2:	$—		—%
Countries designated NAIC - 3 or below:
6.05 Country 1:	$—		—%
6.06 Country 2:	$—		—%

	1		2
7. Aggregate unhedged foreign currency exposure	$—		—%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

	1		2
8.01 Countries designated NAIC - 1	$—		—%
8.02 Countries designated NAIC - 2	$—		—%
8.03 Countries designated NAIC - 3	$—		—%

9. Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

	1		2
Countries designated NAIC - 1:
9.01 Country 1:	$—		—%
9.02 Country 2:	$—		—%
Countries designated NAIC - 2:
9.03 Country 1:	$—		—%
9.04 Country 2:	$—		—%
Countries designated NAIC - 3 or below:
9.05 Country 1:	$—		—%
9.06 Country 2:	$—		—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	Meiji Yasuda Life Insurance Company	lFE	$10,866,254	0.8%
10.02	Temasek Financial (I) Limited	lFE	$9,890,018	0.7%
10.03	Co6peratieve Rabobank U.A.	2FE	$4,568,897	0.3%
10.04	Commonwealth Bank of Australia	lFE	$4,289,556	0.3%
10.05	Stockland Trust Management Limited	lFE	$4,000,000	0.3%
10.06	Transurban Queensland Finance Pty Ltd	2FE	$4,000,000	0.3%
10.07	Sumitomo Mitsui Financial Group, Inc .	1FE, 2FE	$3,685,728	0.3%
10.08	Takeda Pharmaceutical Company Limited	2FE	$3,680,624	0.3%
10.09	Ellevio AB (publ)	2FE	$3,000,000	0.2%
10.10	BASF SE	lFE	$3,000,000	0.2%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

 If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$—	—%
11.03	Canadian-currency-denominated investments	$—	—%
11.04	Canadian-denominated insurance liabilities	$—	—%
11.05	Unhedged Canadian currency exposure	$—	—%

12.	Report aggregate amounts and percentages of the reporting entiy’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

 If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$—	—%
Largest three investments with contractual sales restrictions:
12.03		$—	—%
12.04		$—	—%
12.05		$—	—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

 If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
Issuer
13.02		$—	—%
13.03		$—	—%
13.04		$—	—%
13.05		$—	—%
13.06		$—	—%
13.07		$—	—%
13.08		$—	—%
13.09		$—	—%
13.10		$—	—%
13.11		$—	—%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

 If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	—%
Largest three investments held in nonaffiliated, privately placed equities:
14.03		$—	—%
14.04		$—	—%
14.05		$—	—%

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$—	$—	$—
14.07		$—	$—	$—
14.08		$—	$—	$—
14.09		$—	$—	$—
14.10		$—	$—	$—
14.11		$—	$—	$—
14.12		$—	$—	$—
14.13		$—	$—	$—
14.14		$—	$—	$—
14.15		$—	$—	$—

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests Largest three investments in general partnership interests:	$—	—%
15.03		$—	—%
15.04		$—	—%
15.05		$—	—%

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2 Total Invested	3 Diversified
16.02		$—	—%
16.03		$—	—%
16.04		$—	—%
16.05		$—	—%
16.06		$—	—%
16.07		$—	—%
16.08		$—	—%
16.09		$—	—%
16.10		$—	—%
16.11		$—	—%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$—	—%
16.13	Mortgage loans over 90 days past due	$—	—%
16.14	Mortgage loans in the process of foreclosure	$—	—%
16.15	Mortgage loans foreclosed	$—	—%
16.16	Restructured mortgage loans	$—	—%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan to Value	1	2	3	4	5	6
17.01	Aggregate mortgage loans: above 95%	$—	—%	$—	—%	$—	—%
17.02	Aggregate mortgage loans: 91 to 95%	$—	—%	$—	—%	$—	—%
17.03	Aggregate mortgage loans: 81 to 90%	$—	—%	$—	—%	$—	—%
17.04	Aggregate mortgage loans: 71 to 80%	$—	—%	$—	—%	$—	—%
17.05	Aggregate mortgage loans: below 70%	$—	—%	$—	—%	$—	—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description
	1	2	3
18.02		$—	—%
18.03		$—	—%
18.04		$—	—%
18.05		$—	—%
18.06		$—	—%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [X]	No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans	$—	—%
Largest three investments held in mezzanine real estate loans:
19.03		$—	—%
19.04		$—	—%
19.05		$—	—%

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
20.02	Repurchase agreements	$—	—%	$—	$—	$—
20.03	Reverse repurchase agreements	$—	—%	$—	$—	$—
20.04	Dollar repurchase agreements	$—	—%	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21. Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	—%	$—	—%
21.02	Income generation	$—	—%	$—	—%
21.03	Other	$—	—%	$—	—%

(Continued)

SUPPLEMENT FOR THE YEAR 2025 OF THE COMPANION LIFE INSURANCE COMPANY

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$—	—%	$—	$—	$—
22.02	Income generation	$—	—%	$—	$—	$—
22.03	Republications	$—	—%	$—	$—	$—
22.04	Other	$—	—%	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$—	—%	$—	$—	$—
23.02	Income generation	$—	—%	$—	$—	$—
23.03	Republications	$—	—%	$—	$—	$—
23.04	Other	$—	—%	$—	$—	$—

(Concluded)

Companion Life Separate Account B

Financial Statements as of December 31, 2025, and for each of the Periods Presented in the Years Ended December 31, 2025 and 2024, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Companion Life Insurance Company

Hauppauge, New York

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts of Companion Life Separate Account B (the “Account”) listed in Note 2 as of December 31, 2025; the related statements of operations and changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended for each of the subaccounts, except for the subaccounts indicated in the table below, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 2 constituting the Account as of December 31, 2025, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the Companion Life Separate Account B	Financial Highlights
Federated – Fund for U.S. Government Securities II	For the period January 1, 2021 to June 1, 2021

Fidelity – VIP Mid-Cap 2	For the period October 28, 2021 to December 31, 2021, and years ended December 31, 2025, 2024, 2023 and 2022

MFS – High Yield Series	For the period January 1, 2023 to January 6, 2023, and years ended December 31, 2022 and 2021

MFS – Research Series	For the period January 1, 2021 to June 7, 2021

Pioneer – Fund VCT	For the period January 1, 2021 to June 7, 2021

Pioneer – Real Estate Shares VCT	For the period January 1, 2023 to April 28, 2023, and years ended December 31, 2022, and 2021

DWS – Global Opportunities	For the period January 1, 2022 to April 21, 2022 and year ended December 31, 2021

DWS – International	For the period January 1, 2023 to January 6, 2023 and year ended December 31, 2022 and 2021

T. Rowe Price – Moderate Allocation	For the period January 1, 2021 to June 7, 2021

Morgan Stanley – VIF Core Plus Fixed Income	For the period January 1, 2023 to July 28, 2023, and years ended December 31, 2022 and 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska
April 1, 2026

We have served as the auditor of the Account since 1997.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS

DECEMBER 31, 2025

NET ASSETS	Cost	Fair Value	Shares
Investments:
Alger:
American Growth	$46,154	$72,537	703
American Small Capitalization	56	43	2
Federated:
Government Money Fund II	147,707	147,706	147,707
Fidelity:
VIP Contrafund	53,977	82,621	1,380
VIP Equity Income	66	83	3
VIP Index 500	102,760	267,805	406
VIP Mid-Cap 2	8,916	8,568	244
MFS:
Core Equity Portfolio	199,708	247,462	7,774
Emerging Growth Series	7,515	7,700	113
Pioneer:
Equity Income VCT	75	55	4
Mid Cap Value VCT	276,492	244,685	21,482
DWS:
Small Cap Index VIP	80	83	6
T. Rowe Price:
Equity Income	223,087	247,007	8,544
International Stock	229,060	247,566	15,570
Limited-Term Bond	2,970	2,994	630
All-Cap Opportunities	158	196	5
Morgan Stanley:
VIF Emerging Markets Equity	50,648	64,905	3,694

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Alger				Federated
	American Growth		American Small Capitalization		Government Money Fund II
	2025	2024	2025	2024	2025	2024
Income:
Dividends	$—	$—	$—	$—	$5,257	$6,206
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	233	114	(1)	(1)	—	—
Net realized gain distributions	7,807	—	1	—	—	—

Net realized gains (losses)	8,040	114	—	(1)	—	—

Change in unrealized appreciation (depreciation) during the year	8,819	16,532	2	4	—	—

Increase (decrease) in net assets from operations	16,859	16,646	2	3	5,257	6,206

Contract transactions:
Payments received from contract owners	825	825	—	—	9,047	9,340
Transfers between subaccounts (including fixed account), net	—	—	—	—	5,308	12,996
Transfers for contract benefits and terminations	(43)	(43)	—	—	(4,241)	(3,317)
Contract maintenance charges	(613)	(557)	(1)	(1)	(11,387)	(11,079)

Net increase (decrease) in net assets from contract transactions	169	225	(1)	(1)	(1,273)	7,940

Total increase (decrease) in net assets	17,028	16,871	1	2	3,984	14,146
Net assets at beginning of year	55,509	38,638	42	40	143,722	129,576

Net assets at end of year	$72,537	$55,509	$43	$42	$147,706	$143,722

Accumulation units:
Purchases	6	9	—	—	6,941	11,377
Withdrawals	(5)	(6)	—	—	(7,735)	(6,556)

Net increase (decrease) in units outstanding	1	3	—	—	(794)	4,821
Units outstanding at beginning of year	509	506	1	1	85,649	80,828

Units outstanding at end of year	510	509	1	1	84,855	85,649

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Fidelity
	VIP Contrafund		VIP Equity Income		VIP Index 500
	2025	2024	2025	2024	2025	2024
Income:
Dividends	$108	$129	$1	$1	$2,890	$2,967
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	2,160	2,237	1	—	12,995	21,165
Net realized gain distributions	12,312	8,186	4	4	1,290	140

Net realized gains (losses)	14,472	10,423	5	4	14,285	21,305

Change in unrealized appreciation (depreciation) during the year	363	8,739	7	4	24,875	27,501

Increase (decrease) in net assets from operations	14,943	19,291	13	9	42,050	51,773

Contract transactions:
Payments received from contract owners	—	—	—	—	11,307	11,427
Transfers between subaccounts (including fixed account), net	—	—	—	—	(10,118)	(14,931)
Transfers for contract benefits and terminations	—	—	—	—	(2,146)	(14,503)
Contract maintenance charges	(5,395)	(5,104)	(2)	(1)	(13,849)	(13,459)

Net increase (decrease) in net assets from contract transactions	(5,395)	(5,104)	(2)	(1)	(14,806)	(31,466)

Total increase (decrease) in net assets	9,548	14,187	11	8	27,244	20,307
Net assets at beginning of year	73,073	58,886	72	64	240,561	220,254

Net assets at end of year	$82,621	$73,073	$83	$72	$267,805	$240,561

Accumulation units:
Purchases	—	—	—	—	64	69
Withdrawals	(32)	(37)	—	—	(194)	(408)

Net increase (decrease) in units outstanding	(32)	(37)	—	—	(130)	(339)
Units outstanding at beginning of year	468	505	1	1	2,363	2,702

Units outstanding at end of year	436	468	1	1	2,233	2,363

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Fidelity (continued)		MFS
	VIP Mid-Cap 2		Core Equity Portfolio		Emerging Growth Series
	2025	2024	2025	2024	2025	2024
Income:
Dividends	$20	$28	$1,079	$1,294	$—	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(127)	75	2,493	5,148	158	213
Net realized gain distributions	989	1,038	24,047	9,416	1,334	512

Net realized gains (losses)	862	1,113	26,540	14,564	1,492	725

Change in unrealized appreciation (depreciation) during the year	(22)	(176)	434	24,119	(659)	757

Increase (decrease) in net assets from operations	860	965	28,053	39,977	833	1,482

Contract transactions:
Payments received from contract owners	1,000	4,600	8,732	8,818	1,000	4,600
Transfers between subaccounts (including fixed account), net	(2)	—	(2,670)	(10,302)	(1)	—
Transfers for contract benefits and terminations	(45)	(197)	(1,487)	(11,595)	(46)	(197)
Contract maintenance charges	(1,775)	(1,613)	(10,361)	(10,282)	(2,076)	(2,015)

Net increase (decrease) in net assets from contract transactions	(822)	2,790	(5,786)	(23,361)	(1,123)	2,388

Total increase (decrease) in net assets	38	3,755	22,267	16,616	(290)	3,870
Net assets at beginning of year	8,530	4,775	225,195	208,579	7,990	4,120

Net assets at end of year	$8,568	$8,530	$247,462	$225,195	$7,700	$7,990

Accumulation units:
Purchases	11	46	60	47	8	37
Withdrawals	(19)	(17)	(111)	(296)	(17)	(17)

Net increase (decrease) in units outstanding	(8)	29	(51)	(249)	(9)	20
Units outstanding at beginning of year	84	55	2,215	2,464	62	42

Units outstanding at end of year	76	84	2,164	2,215	53	62

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Pioneer				DWS
	Equity Income VCT		Mid Cap Value VCT		Small Cap Index VIP
	2025	2024	2025	2024	2025	2024
Income:
Dividends	$1	$1	$4,674	$3,998	$2	$1
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(1)	(1)	(1,653)	(3,663)	—	—
Net realized gain distributions	8	9	18,145	12,272	4	2

Net realized gains (losses)	7	8	16,492	8,609	4	2

Change in unrealized appreciation (depreciation) during the year	(2)	(4)	3,652	9,432	4	5

Increase (decrease) in net assets from operations	6	5	24,818	22,039	10	8

Contract transactions:
Payments received from contract owners	—	—	8,731	8,817	—	—
Transfers between subaccounts (including fixed account), net	—	—	5,964	2,406	—	—
Transfers for contract benefits and terminations	—	—	(1,457)	(10,987)	—	—
Contract maintenance charges	(2)	(2)	(10,028)	(9,887)	(3)	(3)

Net increase (decrease) in net assets from contract transactions	(2)	(2)	3,210	(9,651)	(3)	(3)

Total increase (decrease) in net assets	4	3	28,028	12,388	7	5
Net assets at beginning of year	51	48	216,657	204,269	76	71

Net assets at end of year	$55	$51	$244,685	$216,657	$83	$76

Accumulation units:
Purchases	—	—	152	129	—	—
Withdrawals	—	—	(111)	(248)	—	—

Net increase (decrease) in units outstanding	—	—	41	(119)	—	—
Units outstanding at beginning of year	1	1	2,587	2,706	1	1

Units outstanding at end of year	1	1	2,628	2,587	1	1

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	T. Rowe Price
	Equity Income		International Stock		Limited-Term Bond
	2025	2024	2025	2024	2025	2024
Income:
Dividends	$3,776	$3,881	$4,629	$2,057	$130	$130
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	1,009	2,804	1,885	1,297	15	(7)
Net realized gain distributions	23,498	13,868	20,332	5,323	—	—

Net realized gains (losses)	24,507	16,672	22,217	6,620	15	(7)

Change in unrealized appreciation (depreciation) during the year	2,505	2,638	12,104	(2,060)	22	28

Increase (decrease) in net assets from operations	30,788	23,191	38,950	6,617	167	151

Contract transactions:
Payments received from contract owners	8,708	8,794	9,404	9,490	2,430	2,430
Transfers between subaccounts (including fixed account), net	5,826	(668)	7	9,025	62	107
Transfers for contract benefits and terminations	(1,445)	(11,160)	(1,993)	(11,154)	(98)	(98)
Contract maintenance charges	(10,077)	(9,954)	(10,933)	(10,463)	(2,729)	(2,470)

Net increase (decrease) in net assets from contract transactions	3,012	(12,988)	(3,515)	(3,102)	(335)	(31)

Total increase (decrease) in net assets	33,800	10,203	35,435	3,515	(168)	120
Net assets at beginning of year	213,207	203,004	212,131	208,616	3,162	3,042

Net assets at end of year	$247,007	$213,207	$247,566	$212,131	$2,994	$3,162

Accumulation units:
Purchases	133	78	341	436	97	108
Withdrawals	(95)	(261)	(443)	(545)	(111)	(109)

Net increase (decrease) in units outstanding	38	(183)	(102)	(109)	(14)	(1)
Units outstanding at beginning of year	2,880	3,063	7,068	7,177	136	137

Units outstanding at end of year	2,918	2,880	6,966	7,068	122	136

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	T. Rowe Price (Contintued)		Morgan Stanley
	All-Cap Opportunities		VIF Emerging Markets Equity
	2025	2024	2025	2024
Income:
Dividends	$—	$—	$242	$719
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	1	1	999	13
Net realized gain distributions	21	19	2,011	—

Net realized gains (losses)	22	20	3,010	13

Change in unrealized appreciation (depreciation) during the year	5	15	13,819	3,172

Increase (decrease) in net assets from operations	27	35	17,071	3,904

Contract transactions:
Payments received from contract owners	—	—	2,228	2,268
Transfers between subaccounts (including fixed account), net	—	—	(4,399)	1,216
Transfers for contract benefits and terminations	—	—	(111)	(3,152)
Contract maintenance charges	(5)	(5)	(2,697)	(2,583)

Net increase (decrease) in net assets from contract transactions	(5)	(5)	(4,979)	(2,251)

Total increase (decrease) in net assets	22	30	12,092	1,653
Net assets at beginning of year	174	144	52,813	51,160

Net assets at end of year	$196	$174	$64,905	$52,813

Accumulation units:
Purchases	—	—	54	71
Withdrawals	—	—	(161)	(134)

Net increase (decrease) in units outstanding	—	—	(107)	(63)
Units outstanding at beginning of year	1	1	1,411	1,474

Units outstanding at end of year	1	1	1,304	1,411

See notes to these financial statements.

COMPANION LIFE SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

1.	NATURE OF OPERATIONS

Companion Life Separate Account B (the “Separate Account”) was established by Companion Life Insurance Company (“Companion”) on August 27, 1996, under the laws of the State of New York, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by Companion, however, the net assets of the Separate Account are clearly identified and distinguished from Companion’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Companion may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which are part of Companion’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and Companion has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2025 or 2024 are:

Alger

Alger American Fund

Alger American Large Cap Growth Portfolio Class O (“American Growth”)

Alger American Small Cap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Market Fund II Portfolio (“Government Money Fund II”)

Fidelity

Fidelity Variable Insurance Products Fund

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity VIP III Mid-Cap - Service Class 2 (“VIP Mid-Cap 2”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

DWS

DWS Variable Series I

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and Companion Life Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Companion is taxed as a life insurance company and includes in its results the taxable income or loss of the Separate Account subaccounts excluding those items which are specifically attributed to the contracts. No charge for federal income tax is being made to the Separate Account subaccounts. In the event of changes in the tax laws, charges may be made in the future.

As of December 31, 2025, there were no uncertain tax positions which management believes will materially change within the next twelve months.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate a daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Segment Reporting - Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the chief operating decision maker (“CODM”) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by Companion to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Chief Financial Officer of the sponsoring company as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies (included in this note). The measure of segment assets is reported on the statement of net assets as net assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant principle expenses and the existing segment requirements as of December 31, 2025 and for the year ended December 31, 2025 and December 31, 2024. All assets and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

Subsequent Events - Subsequent events have been evaluated through April 1, 2026, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce, and is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal, or if the contract’s current specified amount of insurance coverage is decreased, Companion may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class, and duration the contract has been inforce.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer fee is deducted from the amount transferred on the date of the transfer.

Administrative Charges - Companion deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by Companion. This charge is equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. Companion guarantees that the mortality and expense charge will not increase above these levels. Companion also deducts an administrative charge on each monthly deduction date of $7. This charge is assessed through the redemption of units.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2025, were as follows:

	Purchases	Sales
Alger
American Growth	$782	$613
American Small Capitalization	—	1
Federated
Government Money Fund II	11,932	13,205
Fidelity
VIP Contrafund	—	5,395
VIP Equity Income	—	2
VIP Index 500	6,783	21,589
VIP Mid-Cap 2	1,122	1,944
MFS
Core Equity Portfolio	6,147	11,933
Emerging Growth Series	1,144	2,267
Pioneer
Equity Income VCT	—	2
Mid Cap Value VCT	12,841	9,631
DWS
Small Cap Index VIP	—	3
T. Rowe Price
Equity Income	10,441	7,429
International Stock	11,333	14,848
Limited - Term Bond	2,334	2,669
All - Cap Opportunities	—	5
Morgan Stanley
VIF Emerging Markets Equity	2,170	7,149

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

Companion has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”), whose affiliate Zinnia Corporate Holdings, LLC (“Zinnia”) performs administrative functions on behalf of Companion with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

Companion has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain Companion rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge Companion from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Alger
American Growth - 2025	510	142.20	72,537	0.00%	0.00%	30.27%
American Growth - 2024	509	109.16	55,509	0.00%	0.00%	42.90%
American Growth - 2023	506	76.39	38,638	0.00%	0.00%	32.67%
American Growth - 2022	500	57.58	28,810	0.00%	0.00%	-38.66%
American Growth - 2021	501	93.87	47,019	0.00%	0.00%	11.84%
American Small Capitalization - 2025	1	56.06	43	0.00%	0.00%	5.91%
American Small Capitalization - 2024	1	52.93	42	0.00%	0.00%	8.13%
American Small Capitalization - 2023	1	48.95	40	0.00%	0.00%	16.49%
American Small Capitalization - 2022	109	42.02	4,578	0.00%	0.00%	-38.01%
American Small Capitalization - 2021	85	67.79	5,751	0.00%	0.00%	-6.06%
Federated
Government Money Fund II - 2025	84,855	1.74	147,706	3.61%	0.00%	3.61%
Government Money Fund II - 2024	85,649	1.68	143,722	4.54%	0.00%	5.00%
Government Money Fund II - 2023	80,828	1.60	129,576	4.25%	0.00%	4.58%
Government Money Fund II - 2022	19	1.53	30	0.00%	0.00%	0.66%
Government Money Fund II - 2021	20	1.52	31	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2025	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2024	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2023	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2022	—	—	—	0.00%	0.00%	0.00%
Fund for U.S. Government Securities II - 2021 - January 1, 2021 to June 1, 2021	—	25.49	—	18.18%	0.00%	-1.66%
Fidelity
VIP Contrafund - 2025	436	189.66	82,621	0.14%	0.00%	21.49%
VIP Contrafund - 2024	468	156.11	73,073	0.20%	0.00%	33.78%
VIP Contrafund - 2023	505	116.69	58,886	0.49%	0.00%	33.45%
VIP Contrafund - 2022	554	87.44	48,401	0.45%	0.00%	-26.31%
VIP Contrafund - 2021	606	118.66	71,938	0.06%	0.00%	27.83%
VIP Equity Income - 2025	1	82.09	83	1.29%	0.00%	19.01%
VIP Equity Income - 2024	1	68.98	72	1.47%	0.00%	15.35%
VIP Equity Income - 2023	1	59.80	64	1.61%	0.00%	10.66%
VIP Equity Income - 2022	1	54.04	60	1.59%	0.00%	-4.96%
VIP Equity Income - 2021	1	56.86	66	1.65%	0.00%	24.88%
VIP Index 500 - 2025	2,233	119.92	267,805	1.14%	0.00%	17.77%
VIP Index 500 - 2024	2,363	101.82	240,561	1.29%	0.00%	24.90%
VIP Index 500 - 2023	2,702	81.52	220,254	1.44%	0.00%	26.19%
VIP Index 500 - 2022	2,983	64.60	192,735	1.41%	0.00%	-18.22%
VIP Index 500 - 2021	2,998	78.99	236,806	1.27%	0.00%	28.59%
VIP Mid-Cap 2 - 2025	76	113.20	8,568	0.23%	0.00%	11.49%
VIP Mid-Cap 2 - 2024	84	101.53	8,530	0.42%	0.00%	17.17%
VIP Mid-Cap 2 - 2023	55	86.65	4,775	0.44%	0.00%	14.80%
VIP Mid-Cap 2 - 2022	45	75.48	3,375	0.32%	0.00%	-14.96%
VIP Mid-Cap 2 - 2021 - October 28, 2021 to December 31, 2021	32	88.76	2,863	0.70%	0.00%	1.54%
MFS
Core Equity Portfolio 2025	2,164	114.37	247,462	0.46%	0.00%	12.50%
Core Equity Portfolio 2024	2,215	101.66	225,195	0.60%	0.00%	20.11%
Core Equity Portfolio 2023	2,464	84.64	208,579	0.52%	0.00%	23.15%
Core Equity Portfolio 2022	2,700	68.73	185,573	0.31%	0.00%	-17.27%
Core Equity Portfolio 2021	2,673	83.08	222,078	0.45%	0.00%	25.31%
Emerging Growth Series - 2025	53	144.85	7,700	0.00%	0.00%	12.19%
Emerging Growth Series - 2024	62	129.11	7,990	0.00%	0.00%	31.46%
Emerging Growth Series - 2023	42	98.21	4,120	0.00%	0.00%	35.87%
Emerging Growth Series - 2022	33	72.28	2,398	0.00%	0.00%	-31.64%
Emerging Growth Series - 2021	23	105.73	2,479	0.00%	0.00%	23.53%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
MFS (cont’d)
High Yield Series - 2025	—	—	—	0.00%	0.00%	0.00%
High Yield Series - 2024	—	—	—	0.00%	0.00%	0.00%
High Yield Series - 2023-January 1, 2023 to January 6, 2023	—	32.15	—	0.00%	0.00%	2.13%
High Yield Series - 2022	241	31.48	7,602	5.22%	0.00%	-10.52%
High Yield Series - 2021	275	35.18	9,683	5.12%	0.00%	3.47%
Research Series - 2025	—	—	—	0.00%	0.00%	0.00%
Research Series - 2024	—	—	—	0.00%	0.00%	0.00%
Research Series - 2023	—	—	—	0.00%	0.00%	0.00%
Research Series - 2022	—	—	—	0.00%	0.00%	0.00%
Research Series - 2021 - January 1, 2021 to June 7, 2021	—	63.43	—	0.00%	0.00%	12.68%
Pioneer
Equity Income VCT - 2025	1	63.48	55	1.89%	0.00%	11.14%
Equity Income VCT - 2024	1	57.12	51	2.02%	0.00%	10.98%
Equity Income VCT - 2023	1	51.47	48	0.03%	0.00%	7.16%
Equity Income VCT - 2022	158	48.03	7,593	1.44%	0.00%	-7.94%
Equity Income VCT - 2021	188	52.17	9,811	1.25%	0.00%	25.32%
Fund VCT - 2025	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2024	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2023	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2022	—	—	—	0.00%	0.00%	0.00%
Fund VCT - 2021 - January 1, 2021 to June 7, 2021	—	43.61	—	0.00%	0.00%	15.52%
Mid Cap Value VCT - 2025	2,628	93.11	244,685	2.03%	0.00%	11.18%
Mid Cap Value VCT - 2024	2,587	83.75	216,657	1.90%	0.00%	10.94%
Mid Cap Value VCT - 2023	2,706	75.49	204,269	1.82%	0.00%	12.45%
Mid Cap Value VCT - 2022	2,910	67.13	195,361	2.02%	0.00%	-5.64%
Mid Cap Value VCT - 2021	3,207	71.14	228,122	0.99%	0.00%	29.68%
Real Estate Shares VCT - 2025	—	—	—	0.00%	0.00%	0.00%
Real Estate Shares VCT - 2024	—	—	—	0.00%	0.00%	0.00%
Real Estate Shares VCT - 2023 - January 1, 2023 to April 28, 2023	—	62.76	—	1.09%	0.00%	-1.03%
Real Estate Shares VCT - 2022	411	63.41	26,035	1.93%	0.00%	-30.84%
Real Estate Shares VCT - 2021	399	91.68	36,625	1.08%	0.00%	41.05%
DWS
Global Opportunities - 2025	—	—	—	0.00%	0.00%	0.00%
Global Opportunities - 2024	—	—	—	0.00%	0.00%	0.00%
Global Opportunities - 2023	—	—	—	0.00%	0.00%	0.00%
Global Opportunities - 2022 - January 1, 2022 - April 21, 2022	—	56.08	—	0.00%	0.00%	-10.96%
Global Opportunities - 2021	2	62.98	114	0.00%	0.00%	14.66%
International - 2025	—	—	—	0.00%	0.00%	0.00%
International - 2024	—	—	—	0.00%	0.00%	0.00%
International - 2023 - January 1, 2023 to January 6, 2023	—	17.59	—	0.00%	0.00%	3.23%
International - 2022	303	17.04	5,159	2.86%	0.00%	-13.15%
International - 2021	331	19.62	6,502	2.42%	0.00%	9.24%
Small Cap Index VIP - 2025	1	62.26	83	2.52%	0.00%	12.64%
Small Cap Index VIP - 2024	1	55.27	76	1.36%	0.00%	11.14%
Small Cap Index VIP - 2023	1	49.73	71	1.49%	0.00%	16.76%
Small Cap Index VIP - 2022	1	42.59	63	1.38%	0.00%	-20.64%
Small Cap Index VIP - 2021	2	53.67	82	1.27%	0.00%	14.51%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
T. Rowe Price
Equity Income - 2025	2,918	84.66	247,007	1.64%	0.00%	14.36%
Equity Income - 2024	2,880	74.03	213,207	1.86%	0.00%	11.71%
Equity Income - 2023	3,063	66.27	203,004	1.98%	0.00%	9.54%
Equity Income - 2022	3,148	60.50	190,455	1.82%	0.00%	-3.34%
Equity Income - 2021	3,498	62.59	218,928	1.63%	0.00%	25.53%
International Stock - 2025	6,966	35.54	247,566	2.01%	0.00%	18.42%
International Stock - 2024	7,068	30.01	212,131	0.98%	0.00%	3.23%
International Stock - 2023	7,177	29.07	208,616	0.97%	0.00%	16.23%
International Stock - 2022	7,957	25.01	198,986	0.78%	0.00%	-15.79%
International Stock - 2021	7,178	29.70	213,222	0.63%	0.00%	1.30%
Limited-Term Bond - 2025	122	24.63	2,994	4.22%	0.00%	5.70%
Limited-Term Bond - 2024	136	23.30	3,162	4.19%	0.00%	4.95%
Limited-Term Bond - 2023	137	22.20	3,042	1.79%	0.00%	4.96%
Limited-Term Bond - 2022	370	21.15	7,826	1.87%	0.00%	-4.51%
Limited-Term Bond - 2021	419	22.15	9,281	1.34%	0.00%	0.14%
All-Cap Opportunities - 2025	1	151.15	196	0.00%	0.00%	16.30%
All-Cap Opportunities - 2024	1	129.96	174	0.00%	0.00%	25.17%
All-Cap Opportunities - 2023	1	103.83	144	0.00%	0.00%	28.97%
All-Cap Opportunities - 2022	1	80.51	116	0.00%	0.00%	-21.51%
All-Cap Opportunities - 2021	2	102.58	153	0.00%	0.00%	20.80%
Moderate Allocation - 2025	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2024	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2023	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2022	—	—	—	0.00%	0.00%	0.00%
Moderate Allocation - 2021 - January 1, 2021 to June 7, 2021	—	58.22	—	0.00%	0.00%	7.30%
Morgan Stanley
VIF Emerging Markets Equity - 2025	1,304	49.77	64,905	0.41%	0.00%	32.97%
VIF Emerging Markets Equity - 2024	1,411	37.43	52,813	1.38%	0.00%	7.81%
VIF Emerging Markets Equity - 2023	1,474	34.72	51,160	1.48%	0.00%	11.96%
VIF Emerging Markets Equity - 2022	1,651	31.01	51,188	0.39%	0.00%	-25.08%
VIF Emerging Markets Equity - 2021	1,374	41.39	56,853	0.83%	0.00%	2.99%
VIF Core Plus Fixed Income - 2025	—	—	—	0.00%	0.00%	0.00%
VIF Core Plus Fixed Income - 2024	—	—	—	0.00%	0.00%	0.00%
VIF Core Plus Fixed Income - 2023 - January 1, 2023 to July 28, 2023	—	25.73	—	7.91%	0.00%	2.63%
VIF Core Plus Fixed Income - 2022	4,684	25.07	117,404	3.84%	0.00%	-14.32%
VIF Core Plus Fixed Income - 2021	4,568	29.26	133,664	4.01%	0.00%	-0.34%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***

These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio,and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

****	Funds listed with date ranges represent partial year investments in funds. Unit values displayed represent unit value at disposition date.